                                                                   EXHIBIT 99.1
                                    Form of
                          Georgia-Pacific Corporation
                             Letter of Transmittal
                                  to Exchange
                       $29.60 Net to the Seller in Cash
                                      and
                        .2644 Shares of Common Stock of
              Georgia-Pacific Corporation--Georgia-Pacific Group
            (Subject to the Limitation Described in the Prospectus)
                                      for
                    Each Outstanding Share of Common Stock
         (Including the Associated Rights to Purchase Preferred Stock)
                                      of
                            Fort James Corporation
                          Pursuant to the Prospectus
                              Dated        , 2000

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
            TIME, ON           , 2000, UNLESS THE OFFER IS EXTENDED.


                     THE EXCHANGE AGENT FOR THE OFFER IS:
                         EquiServe Trust Company, N.A.

      By Mail:                   By Facsimile:                  By Hand:
                                 (For eligible               EquiServe Trust
   EquiServe Trust            institutions only)              Company, N.A.
    Company, N.A.               1-201-222-4291               c/o Securities
   P.O. Box 842010                                            Transfer and

 Boston, M.A. 02284-         Confirm Facsimile by          Reporting Services
        2010                      Telephone:                      Inc.
                                1-201-222-4542               Attn: Corporate
                               (For Confirmation                 Actions
                                     Only)                 100 William Street,
                                                                Galleria

                                 By Overnight              New York, NY 10038
                                   Courier:
                                EquiServe Trust
                                 Company, N.A.
                               Attn: Fort James
                                  Corporation
                              40 Campanelli Drive
                                Braintree, M.A.
                                     02184

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by shareholders of Fort James Corporation ("Fort James") if certificates for Fort James Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Fort James Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC"), pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus (as defined below). Fort James shareholders who deliver Fort James Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and Fort James shareholders who deliver certificates for Fort James Shares are referred to herein as "Certificate Shareholders."

  Shareholders whose certificates for Fort James Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date (as
defined in the Prospectus, dated       , 2000 (the "Prospectus")), or who
cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Fort James Shares according to the guaranteed delivery procedures set forth under "The Offer--Guaranteed Delivery" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED BELOW).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

 [_]CHECK HERE IF FORT JAMES SHARES ARE ENCLOSED HEREWITH.

 [_]CHECK HERE IF FORT JAMES SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
 Name of Tendering Institution: ______________________________________________
 DTC Participant Number: _____________________________________________________
 Transaction Code Number: ____________________________________________________

 [_]CHECK HERE IF FORT JAMES SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):
 Name(s) of Registered Holder(s): ____________________________________________
 Window Ticket Number (if any) or DTC Participant Number: ____________________ Date of Execution of Notice of Guaranteed Delivery: _________________________ Name of Institution that Guaranteed Delivery: _______________________________

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in, if blank,
    exactly as name(s)                 Share Certificate(s) and
    appear(s) on Share                     Share(s) Tendered
     Certificate(s))             (Attach additional list if necessary)
-------------------------------------------------------------------------
                                             Total Number
                                               of Shares
                                Share       Represented by     Number of
                             Certificate         Share           Shares
                             Number(s)(1)  Certificate(s)(1)  Tendered(2)
                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                            ---------------------------------------------

                             Total Shares

--------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Shareholders.
 (2) Unless otherwise indicated, it will be assumed that all Fort James
     Shares represented by certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.
 [_]CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN.
    SEE INSTRUCTION 11.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby delivers to Fenres Acquisition Corp. ("Purchaser"), a Virginia corporation and a wholly owned subsidiary of Georgia-Pacific Corporation, a Georgia corporation ("Georgia-Pacific"), the above-described shares of common stock, par value $.10 per share (the "Common Stock"), and the associated rights to purchase preferred stock (the "Rights" and together with the Common Stock, the "Fort James Shares"), of Fort James Corporation, a Virginia corporation ("Fort James"), pursuant to Purchaser's offer to exchange for each outstanding Fort James Share $29.60 net to the seller in cash, without interest thereon, and .2644 shares of common stock, par value $.80 per share, of Georgia-Pacific Group (together with the associated rights to purchase preferred stock, "Georgia-Pacific Group Common Shares") upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase Fort James Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Fort James Shares validly tendered and accepted for payment pursuant to the Offer. Unless the context otherwise requires and unless and until the Rights are redeemed, all references to the Fort James Shares shall include the associated Rights.

  Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Fort James Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Fort James Shares that are being tendered hereby (and any and all non-cash dividends, non-cash distributions, rights, other Fort James Shares or other securities issued or issuable in respect
thereof on or after     , 2000 (collectively, "Distributions")) and
irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Fort James Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Fort James Shares (and any and all Distributions), or transfer ownership of such Fort James Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Purchaser, (b) present such Fort James Shares (and any and all Distributions) for transfer on the books of Fort James, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Fort James Shares (and any and all Distributions), all in accordance with the terms of the Offer.

  THE UNDERSIGNED UNDERSTANDS THAT SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF FORT JAMES SHARES.

  By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints A.D. Correll and James F. Kelley in their respective capacities as employees of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Fort James's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Fort James Shares (and any and all Distributions) tendered hereby and accepted for exchange by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Fort James Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Fort James Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Fort James Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Fort James Shares (or other Distributions) to be deemed validly tendered, immediately upon Purchaser's acceptance for exchange of such Fort James Shares, Purchaser or its designee must be able to exercise full voting, consent and other rights with respect to such Fort James Shares (and any and all Distributions), including voting at any meeting of Fort James' shareholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Fort James Shares tendered hereby and all Distributions, that the undersigned owns the Fort James Shares tendered hereby, and that when the same are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Fort James Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the Fort James Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Fort James Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.

  The undersigned understands that the valid tender of Fort James Shares pursuant to any one of the procedures described in "The Offer--Procedure for Tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the Fort James Shares tendered hereby.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the Georgia-Pacific Group Common Shares and a check for cash (including any cash in lieu of fractional Georgia-Pacific Group Common Shares payable pursuant to the Offer), and return any certificates for Fort James Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Georgia-Pacific Group Common Shares and a check for cash (including any cash in lieu of fractional Georgia-Pacific Group Common Shares) and return any certificates for Fort James Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the Georgia-Pacific Group Common Shares and a check for cash (including any cash in lieu of fractional Georgia-Pacific Group Common Shares), and issue certificates for Fort James Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Fort James Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Fort James Shares from the name of the registered holder thereof if Purchaser does not accept for exchange any or all of the Fort James Shares so tendered.

   SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6 and 7)           (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the                To be completed ONLY if certif-
 Georgia-Pacific Group Common               icates for the Fort James Shares
 Shares and the check for cash              not tendered or not accepted for
 payable in the Offer is to be              exchange and the Georgia-Pacific
 issued in the name of someone              Group Common Shares and the
 other than the undersigned, if             check for cash payable in the
 certificates for the Fort James            Offer is to be sent to someone
 Shares not tendered or not ac-             other than the undersigned or to
 cepted for exchange are to be              the undersigned at an address
 issued in the name of someone              other than that shown under "De-
 other than the undersigned or if           scription of Shares Tendered."
 Fort James Shares tendered
 hereby and delivered by book-en-           Mail[_] check
 try transfer that are not ac-                   [_] certificate(s) to:
 cepted for exchange are to be
 returned by credit to an account           Name_____________________________
 maintained at a Book-Entry                          (Please Print)
 Transfer Facility other than the
 account indicated above.                   Address _________________________

 Issue[_] check                             _________________________________
      [_] certificate(s) to:                           (Zip Code)

 Name ____________________________          _________________________________
          (Please Print)                       Taxpayer Identification or
                                                 Social Security Number
 Address _________________________              (See Substitute Form W-9)

                                            Is this a permanent address
                                            change?

 _________________________________          [_] Yes
            (Zip Code)                      [_] No

 _________________________________
    Taxpayer Identification or
      Social Security Number
     (See Substitute Form W-9)

 Credit the Fort James Shares
 tendered by book-entry transfer
 that are not accepted for ex-
 change to DTC to the account set
 forth below:

 _________________________________
         (Account Number)

                                   IMPORTANT

                             SHAREHOLDERS SIGN HERE
                  (Please complete Substitute Form W-9 below)

 _______________________________________________________

 _______________________________________________________
              Signature(s) of Shareholders

 Dated: ______________, 2000


 Name(s) _______________________________________________

 _______________________________________________________
                                 (Please Print)

 Capacity (full title) _________________________________
                    (See Instruction 5)

 Address _______________________________________________
                    (Include Zip Code)

 Area Code and Telephone Number ________________________

 Taxpayer Identification or
 Social Security Number ________________________________
                 (See Substitute Form W-9)

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Fort James Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                Guarantee of Signature(s)
         (If required; see Instructions 1 and 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

 Name of Firm __________________________________________


 Address _______________________________________________
                    (Include Zip Code)

 Authorized Signature __________________________________

 Name(s) _______________________________________________

 Area Code and Telephone Number ________________________

 Dated: ______________, 2000
   (right arrow)                                  (left arrow)

                                 INSTRUCTIONS

             Forming Part Of The Terms And Conditions Of The Offer

  1. Guarantee Of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Fort James Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Fort James Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Fort James Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Guarantee Program (MSGP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act 1934, as amended) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. Delivery Of Letter Of Transmittal And Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by shareholders of Fort James either if Fort James Share certificates (the "Share Certificates") are to be forwarded to the Exchange Agent or, unless an Agent's Message is utilized, if delivery of Fort James Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Offer-- Procedure for Tendering" of the Prospectus. For a shareholder to validly tender Fort James Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the expiration date and either (1) certificates for tendered Fort James Shares must be received by the Exchange Agent at one of such addresses on or prior to the expiration date or (2) Fort James Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the expiration date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer--Guaranteed Delivery" of the Prospectus.

  Shareholders whose certificates for Fort James Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Fort James Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer--Guaranteed Delivery" of the Prospectus.

  Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent on or prior to the expiration date and (iii) the certificates for all tendered Fort James Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Fort James Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

  The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Fort James Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Fort James Shares tendered hereby.

  THE METHOD OF DELIVERY OF THE FORT JAMES SHARES, THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING FORT JAMES SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Fort James Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof'), waive any right to receive any notice of acceptance of their Fort James Shares for exchange.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Fort James Shares tendered and the Share Certificate numbers with respect to such Fort James Shares should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not Applicable To Shareholders Who Tender By Book-entry Transfer). If fewer than all the Fort James Shares evidenced by any Share Certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Fort James Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Fort James Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All Fort James Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  5. Signatures On Letter Of Transmittal; Stock Powers And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Fort James Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Fort James Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Fort James Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Fort James Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or certificates for Fort James Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Fort James Shares evidenced by certificates listed and transmitted hereby, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Fort James Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Fort James Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Fort James Shares tendered hereby.

  7. Special Issuance And Delivery Instructions. If certificates for Georgia-Pacific Group Common Shares and a check for cash (including any cash in lieu of fractional Georgia-Pacific Group Common Shares), and certificates for Fort James Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Fort James Shares by book-entry transfer may request that Fort James Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Fort James Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Fort James Shares were delivered.

  8. Requests For Assistance Or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone numbers set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

  9. Waiver Of Conditions. Purchaser reserves the absolute right in its sole discretion (subject to the merger agreement) to waive any of the specified conditions to the Offer (other than the minimum condition, the conditions relating to regulatory approvals or the conditions relating to the absence of an injunction).

  10. Substitute Form W-9. The tendering shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the shareholder is subject to backup withholding of United States federal income tax. If a tendering shareholder is subject to federal backup withholding, the shareholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal backup withholding tax on the payment of the purchase price. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in
Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% on all payment of the purchase price until a TIN is provided to the Exchange Agent.

  11. Lost, Destroyed Or Stolen Share Certificates. If any certificate(s) representing Fort James Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Exchange Agent, Fort James's Transfer Agent, by checking the box under "Description of Shares Tendered". The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

                                  IMPORTANT:

  THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED FORT JAMES SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR FORT JAMES SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

  Under United States federal income tax law, a shareholder whose tendered Fort James Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such shareholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such shareholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering shareholder is subject to federal, backup withholding, the shareholder must cross out item
(2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such shareholder with respect to Fort James Shares purchased pursuant to the Offer may be subject to federal backup withholding.

  Certain shareholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that shareholder must submit to the Exchange Agent a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt shareholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the shareholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

  To prevent federal backup withholding on payments that are made to a shareholder with respect to Fort James Shares purchased pursuant to the Offer, the shareholder is required to notify the Exchange Agent of such shareholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such shareholder is awaiting a TIN) and that (1) such holder is exempt from federal backup withholding, (2) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-
9).

What Number to Give the Exchange Agent

  The shareholder is required to give the Exchange Agent the TIN of the record owner of the Fort James Shares. If the Fort James Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in
Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 31% on all payments of the purchase price until a TIN is provided to the Exchange Agent.

                        Part 1--Taxpayer                 For Payees Exempt
 SUBSTITUTE             Identification No.--For All      From Backup
 Form W-9               Accounts                         Withholding (see
                                                         enclosed Guidelines)
                       --------------------------------------------------------

 Department of
 the Treasury           Enter your taxpayer
 Internal               identification number in the
 Revenue                appropriate box. For most
 Service                individuals and sole
                        proprietors, this is your
                        Social Security Number. For
                        other entities, it is your
                        Employer Identification
                        Number. If you do not have a
                        number, see "How to Obtain a
                        TIN" in the enclosed
                        Guidelines.

                        Note: If the account is in
                        more than one name, see the
                        chart on page 2 of the
                        enclosed Guidelines to
                        determine what number to
                        enter.

                       --------------------------------------------------------
                        Part 2--Certification--Under   Social security number
                        penalties of perjury, I
                        certify that:                            OR

                                                                Part 3

                        (1) The number shown on this       Awaiting TIN [_]
                            form is my correct
                            Taxpayer Identification
                            Number (or I am waiting
                            for a number to be issued
                            to me);

                                                        -----------------------
 Payer's Request for                                   Employer identification
 Taxpayer                                                      number
 Identification
 Number (TIN)

                                                                Part 4
                                                            Exempt TIN [_]
                                                        -----------------------
                        (2) I am not subject to
                            backup withholding either
                            because (a) I am exempt
                            from backup withholding,
                            or (b) I have not been
                            notified by the Internal
                            Revenue Service ("IRS")
                            that I am no longer
                            subject to backup
                            withholding; and

                        (3) Any information provided
                            on this form is true,
                            correct and complete.

                        Certification Instructions--
                        You must cross out item (2)
                        in Part 2 above if you have
                        been notified by the IRS that
                        you are subject to backup
                        withholding because of under-
                        reporting interest or divi-
                        dends on your tax return.
                        However, if after being noti-
                        fied by the IRS that you were
                        subject to backup withholding
                        you received another notifi-
                        cation from the IRS stating
                        that you are no longer sub-
                        ject to backup withholding,
                        do not cross out such item
                        (2).
                       --------------------------------------------------------
                        Signature ____________________   Date __________, 2000

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND A $50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% percent of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I provide a certified taxpayer identification number to the Exchange Agent within sixty
 (60) days.

 Signature ____________________________  Date _______________________________
 Name (please print) _________________________________________________________

  Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the telephone numbers and the location listed below. Holders of shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the offer.

                    The Information Agent for the Offer is:

                             D.F. King & Co., Inc.
                                77 Water Street
                              New York, NY 10005

                         Call Collect: 1-212-269-5550
                                      or
                        Call Toll-Free: 1-888-460-7637